EQUITY-ACCOUNTED INVESTMENTS	6 Months Ended
Jun. 30, 2023
Disclosure Of Detailed Information About Equity-Accounted Investments [Abstract]
EQUITY-ACCOUNTED INVESTMENTS	EQUITY-ACCOUNTED INVESTMENTS
The following are Brookfield Renewable’s equity-accounted investments for the six months ended June 30, 2023:

(MILLIONS)	June 30, 2023
Balance, beginning of year	$1,392
Investment	222
Share of net income	46
Share of other comprehensive income	(18)
Dividends received	(21)
Foreign exchange translation and other	23
Balance as at June 30, 2023	$1,644
On March 17, 2023, Brookfield Renewable’s institutional partners completed the sale of a 78% interest in a 378 MW operating hydroelectric portfolio in the U.S., of which 28% was sold to affiliates of Brookfield Corporation. Brookfield Renewable retained its 22% interest in the investment and accordingly, did not receive any proceeds from the sale. Subsequent to the completion of the sale, Brookfield Renewable no longer consolidates this investment and recognized $105 million as an equity-accounted investment for its interest.
During the first quarter of 2023, Brookfield Renewable, together with institutional partners, acquired an approximately 4% equity interest in a sustainable agricultural solutions company in India for INR 7 billion ($86 million) (approximately INR 1.4 billion ($17 million) net to Brookfield Renewable).
During the second quarter of 2023, Brookfield Renewable, together with its institutional partner, subscribed for additional shares in Powen. This subscription increased the total interest in Powen to 38% (8% net to Brookfield Renewable).